                                                                    EXHIBIT 99.1
                       Letter of Election and Transmittal
               To Exchange Each Outstanding Share of Common Stock
    (Including Associated Series A Participating Cumulative Preferred Stock
                                Purchase Rights)
                                       of
                         Newport News Shipbuilding Inc.
                                      for
                             Shares of Common Stock
                                       of
                 Northrop Grumman Corporation Valued at $67.50
                                       or
                        $67.50 Net to the Seller in Cash
Subject, in each case, to the Election and Proration Procedures and Limitations
    Described in the Prospectus and this Letter of Election and Transmittal
                               Dated May 23, 2001

-------------------------------------------------------------------------------
 OUR OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 20, 2001, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO
 THIS OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF OUR OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.
-------------------------------------------------------------------------------

                      The Exchange Agent for Our Offer is:

                          MELLON INVESTOR SERVICES LLC

            By Mail:                     By Overnight Delivery:               By Hand Delivery:

  Mellon Investor Services LLC        Mellon Investor Services LLC       Mellon Investor Services LLC
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 3301                    85 Challenger Road                    120 Broadway
   South Hackensack, NJ 07606               Mail Stop--Reorg                      13th Floor
                                       Ridgefield Park, NJ 07660              New York, NY 10271

                         DESCRIPTION OF SHARES TENDERED

  Name(s) and
Address(es) of
  Registered
   Holder(s)
 (Please fill
 in, if blank,
  exactly as
    name(s)
   appear(s)
   on Share                      Shares Tendered
certificate(s))   (Attach additional signed list if necessary)
--------------------------------------------------------------
                                 Total Number of
                                     Shares
                                 Represented by     Number of
                  Certificate         Share           Shares
                  Number(s)(1)  Certificate(s)(1)  Tendered(2)
                                             -----------------
                                             -----------------
                                             -----------------
                                             -----------------
                                             -----------------
                                             -----------------
                  Total Shares

--------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.

 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.


                                         DESCRIPTION OF RIGHTS TENDERED
------------------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of Registered Holder(s)                                               Rights Certificate(s) Tendered(1)
         (Please fill in, if blank)                                                           (Attach additional list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total Number of
                                                                                                         Shares
                                                                                                      Represented by     Number of
                                                                                       Certificate         Share           Rights
                                                                                       Number(s)(2)  Certificate(s)(2)  Tendered(3)
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                        Total Rights
------------------------------------------------------------------------------------------------------------------------------------
 (1) If the tendered Rights are represented by separate Rights Certificates, provide the certificate numbers of such Rights
     Certificates. Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Election and Transmittal if Rights Certificates are distributed.

 (2) Need not be completed by shareholders tendering by book-entry transfer.

 (3) Unless otherwise indicated, it will be assumed that all Rights being delivered to the Exchange Agent are being tendered. See
     Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------


   DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF ELECTION AND TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

   This Letter of Election and Transmittal is to be used by stockholders of Newport News Shipbuilding Inc. if certificates for Newport News Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Newport News Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "Our Offer--Procedure for Tendering" in the Prospectus. Stockholders will be required to tender one Newport News Right (as such term is defined below) for each share of Newport News Common Stock tendered in order to effect a valid tender of shares of Newport News Common Stock. Unless the Newport News Distribution Date (as defined in the Prospectus) occurs, a tender of shares of Newport News Common Stock will constitute a tender of the associated Newport News Rights. Stockholders who deliver Newport News Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Newport News Shares are referred to herein as "Certificate Stockholders."

   Stockholders whose certificates for Newport News Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Newport News Shares according to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

-------------------------------------------------------------------------------
                                   Election
Box A:              (See General Instructions 2, 13 and 14)
-------------------------------------------------------------------------------

  Please list the total number of Newport News Shares held by you:     --------


  Check here if you are electing to receive cash for your
   Newport News Shares:                                                --------


  Check here if you are electing to receive Northrop Grumman Shares for
   your Newport News Shares:                                           --------


  Check here if you are not making any election with respect to your
   Newport News Shares:                                                --------


  Number of shares tendered:                                           --------
--------------------------------------------------------------------------------


[_] CHECK HERE IF NEWPORT NEWS SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: ______________________________________________

  DTC Account Number: _________________________________________________________

  Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF TENDERED NEWPORT NEWS SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): _____________________________________________

  Window Ticket Number (if any): ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _________________________

  Name of Institution which Guaranteed Delivery: ______________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF ELECTION AND
                            TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby delivers to Northrop Grumman Corporation, a Delaware corporation ("Northrop Grumman"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock"), and the associated Series A participating cumulative preferred stock purchase rights issued pursuant to the Newport News stockholder protection Rights Agreement (the "Rights" and, together with the Common Stock, the "Newport News Shares"), of Newport News Shipbuilding Inc., a Delaware corporation ("Newport News"), pursuant to Northrop Grumman's offer to issue shares of common stock, par value $1.00 per share (the "Northrop Grumman Shares") designed to have a value of $67.50 per share or pay $67.50 per share in cash (subject, in each case, to the election and proration procedures and limitations described in the Prospectus and related Letter of Election and Transmittal) for each outstanding Newport News Share. Each Newport News stockholder will be able to elect to receive cash for all of his or her Newport News Shares, or Northrop Grumman Shares for all of his or her Newport News Shares upon the terms and subject to the conditions set forth in the Prospectus, dated May 23, 2001 (the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Election and Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Northrop Grumman reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Newport News Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Northrop Grumman of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive Northrop Grumman Shares and cash for Newport News Shares validly tendered and accepted for exchange pursuant to the Offer. Receipt of the Offer is hereby acknowledged. Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Newport News Shares shall include the associated Rights. The undersigned elects to have each of his or hers Newport News Share converted pursuant to one or more of the following three election options, in the manner indicated in Box A above:

  (A) Cash Election: The right to receive $67.50 per share in cash (subject to the election and proration procedures and limitations described in the Prospectus and in this Letter of Election and Transmittal);

  (B) Stock Election: The right to Northrop Grumman Shares designed to have a value of $67.50 per Newport News share (subject to the election and proration procedures and limitations described in the Prospectus and in this Letter of Election and Transmittal); or

  (C) No Election: The right not to make any election.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Newport News Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Northrop Grumman, all right, title and interest in and to all of the Newport News Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Newport News Shares or other securities issued or issuable in respect thereof on or after June 20, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Newport News Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Newport News Shares (and any and all Distributions), or transfer ownership of such Newport News Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Northrop Grumman, (ii) present such Newport News Shares (and any and all Distributions) for transfer on the books of Newport News, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Newport News Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF NEWPORT NEWS SHARES, UNLESS THE RIGHTS PLAN CONDITION (AS DEFINED IN THE PROSPECTUS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE NEWPORT NEWS DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF NEWPORT NEWS SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. SEE INSTRUCTION 10.

   By executing this Letter of Election and Transmittal, the undersigned hereby irrevocably appoints John Mullan and W. Burks Terry in their respective capacities as employees of Northrop Grumman, and any individual who shall thereafter succeed to any such office of Northrop Grumman, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Newport News' stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Newport News Shares (and any and all Distributions) tendered hereby and accepted for exchange by Northrop Grumman. This appointment will be effective if and when, and only to the extent that, Northrop Grumman accepts such Newport News Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Newport News Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Newport News Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Northrop Grumman reserves the right to require that, in order for Newport News Shares (or other Distributions) to be deemed validly tendered, immediately upon Northrop Grumman's acceptance for exchange of such Newport News Shares, Northrop Grumman must be able to exercise full voting, consent and other rights with respect to such Newport News Shares (and any and all Distributions), including voting at any meeting of Newport News' stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Newport News Shares tendered hereby and all Distributions, that the undersigned owns the Newport News Shares tendered hereby, and that when the same are accepted for exchange by Northrop Grumman, Northrop Grumman will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Northrop Grumman to be necessary or desirable to complete the sale, assignment and transfer of the Newport News Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Northrop Grumman all Distributions in respect of the Newport News Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Northrop Grumman shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Newport News Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Northrop Grumman in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus the tender is irrevocable.

   The undersigned understands that the valid tender of Newport News Shares pursuant to any one of the procedures described in "Our Offer--Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Northrop Grumman upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Northrop Grumman may not be required to accept for exchange any of the Newport News Shares tendered hereby.

   Unless otherwise indicated under "Special Issuance Instructions," please issue the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares), and return any certificates for Newport News Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares) and return any certificates for Newport News Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares

Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares), and issue certificates for Newport News Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Newport News Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Northrop Grumman has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Newport News Shares from the name of the registered holder thereof if Northrop Grumman does not accept for exchange any of the Newport News Shares so tendered.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


 To be completed ONLY if the               To be completed ONLY if
 Northrop Grumman Common Shares or         certificates for the Newport News
 cash are to be issued in name of          Shares not tendered or not
 someone other than the                    accepted and/or the Northrop
 undersigned, if certificates for          Grumman Common Shares or cash are
 the Newport News Shares not               to be sent to someone other than
 tendered or not accepted for              the undersigned or to the
 exchange are to be issued in the          undersigned at an address other
 name of someone other than the            than that shown under
 undersigned or if Newport News            "Description of Shares Tendered."
 Shares tendered hereby and
 delivered by book-entry transfer          Mail Northrop Grumman Common
 that are not accepted for                 Shares or cash and/or
 exchange are to be returned by            certificates to:
 credit to an account maintained
 at a Book-Entry Transfer Facility         Name _____________________________
 other than the account indicated                    (Please Print)
 above.
                                           Address __________________________
 Issue Northrop Grumman Common
 Shares or cash, and/or certifi-           __________________________________
 cate(s) to:                                       (Include Zip Code)


 Name(s) __________________________
           (Please Print)
 __________________________________

 Address __________________________

 __________________________________
         (Include Zip Code)

 __________________________________
    (Taxpayer Identification or
      Social Security Number)

     (See Substitute Form W-9)

 Credit the Newport News Shares
 delivered by book-entry transfer
 and not purchased to the Book-En-
 try Transfer Facility account:

 __________________________________
          (Account Number)

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE

                   (Also Complete Substitute Form W-9 Below)

 ____________________________________________________________________________

 ____________________________________________________________________________
                        (Signature(s) of Stockholder(s))

 Dated     , 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ____________________________________________________________________

 ____________________________________________________________________________
                                 (Please print)

 Name of Firm _______________________________________________________________

 Capacity (full title) ______________________________________________________
                              (see Instruction 5)

 Address ____________________________________________________________________

                               (Include Zip Code)

 Daytime Area Code and Telephone Number _____________________________________

 Taxpayer Identification or Social Security Number __________________________
                                                  (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)

                           (See Instructions 1 and 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

 Authorized Signature _______________________________________________________

 Name(s) ____________________________________________________________________

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Election and Transmittal (a) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Newport News Shares) of Newport News Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Election and Transmittal or (b) if such Newport News Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Election and Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be completed by stockholders of Newport News either if Newport News Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Newport News Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer-- Procedure for Tendering" of the Prospectus. For a stockholder to validly tender Newport News Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Election and Transmittal, together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Newport News Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Newport News Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer-- Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus.

   Stockholders whose certificates for Newport News Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Newport News Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer--Procedure for Tendering" of the Prospectus.

   Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Northrop Grumman, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Newport News Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Newport News Shares), together with a properly completed and duly executed Letter of Election and Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

   The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Newport News Shares, that such participant has received and agrees to be bound by the terms of the Letter of Election and Transmittal and that Northrop Grumman may enforce such agreement against the participant.

   The signatures on this Letter of Election and Transmittal cover the Newport News Shares tendered hereby.

   THE METHOD OF DELIVERY OF THE NEWPORT NEWS SHARES, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE

BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE NEWPORT NEWS SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Newport News Shares will be purchased. All tendering stockholders, by executing this Letter of Election and Transmittal, waive any right to receive any notice of acceptance of their Newport News Shares for exchange.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Newport News Shares tendered and the Share certificate numbers with respect to such Newport News Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Newport News Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Newport News Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Newport News Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Newport News Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Newport News Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Newport News Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Election and Transmittal.

   If any of the tendered Newport News Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Election and Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Northrop Grumman of the authority of such person so to act must be submitted.

   If this Letter of Election and Transmittal is signed by the registered holder(s) of the Newport News Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Newport News Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Newport News Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Northrop Grumman will pay all stock transfer taxes with respect to the transfer and sale of any Newport News Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Newport News Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Northrop Grumman of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Newport News Shares tendered hereby.

   7. Special Issuance and Delivery Instructions. If certificates for Northrop Grumman Shares or a check for cash (including any cash in lieu of fractional Northrop Grumman Shares), and certificates for Newport News Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Election and Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Election and Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Election and Transmittal should be completed. Any stockholder(s) delivering Newport News Shares by book-entry transfer may request that Newport News Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Newport News Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Newport News Shares were delivered.

   8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Election and Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at their respective address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

   9. Waiver of Conditions. Northrop Grumman reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the regulatory approvals condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the Northrop Grumman Shares to be issued in our offer), in whole or in part, in the case of any Newport News Shares tendered.

   10. Tender of Newport News Rights after Newport News's Distribution
Date. If the Newport News Distribution Date occurs and separate certificates representing the Newport News Rights are distributed by Newport News or the Rights Agent to holders of Newport News Shares prior to the time a holder's Newport News Shares are tendered pursuant to the Offer, certificates representing a number of Newport News Rights equal to the number of Newport News Shares tendered must be delivered to the Exchange Agent, or, if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Newport News Shares to be validly tendered. If the Newport News Distribution Date occurs and separate certificates representing the Newport News Rights are not distributed prior to the time Newport News Shares are tendered pursuant to the Offer, Newport News Rights may be tendered prior to a stockholder receiving the certificates for Newport News Rights by use of the guaranteed delivery procedures described under "The Offer--Procedure for Tendering" in the Prospectus. If Newport News Rights certificates are distributed but are not available to a stockholder prior to the time Newport News Shares are tendered pursuant to the Offer, a tender of Newport News Shares constitutes an agreement by the tendering stockholder to deliver to the Exchange Agent pursuant to such guaranteed delivery procedures, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Election and Transmittal for delivery of Newport News Rights certificates or a Book-Entry Confirmation for Newport News Rights (the "Newport News Rights Delivery Period"), Newport News Rights certificates representing a number of Newport News Rights equal to the number of Newport News Shares tendered. Northrop Grumman reserves the right to require that it receive such Newport News Rights certificates (or a Book-Entry Confirmation with respect to such Newport News Rights) prior to accepting Newport News Shares for exchange.

   Nevertheless, Northrop Grumman will be entitled to accept for exchange Newport News Shares tendered by a stockholder prior to receipt of the Newport News Rights certificates required to be tendered with such Newport News Shares or a Book-Entry Confirmation with respect to such Newport News Rights and either (i) subject to complying with applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Newport News Shares pending receipt of the Newport News Rights certificates or a Book-Entry Confirmation for such Newport News Rights or (ii) exchange Newport News Shares accepted for exchange pending receipt of the Newport News Rights certificates or a Book-Entry Confirmation for such Newport News Rights in reliance upon the guaranteed delivery procedures. In addition, after expiration of the Newport News Rights Delivery Period, Northrop Grumman may instead elect to reject as invalid a tender of Newport News Shares with respect to which Newport News Rights certificates or a Book-Entry Confirmation for an equal number of Newport News Rights have not been received by the Exchange Agent. Any determination by Northrop Grumman to make payment for Newport News Shares in reliance upon such guaranteed delivery procedure or, after expiration of the Newport News Rights Delivery Period, to reject a tender as invalid, shall be made, subject to applicable law, in the sole and absolute discretion of Northrop Grumman.

   11. Substitute Form W-9. Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to file the Substitute Form W-9 may subject the tendering stockholder to a penalty of $50. In addition, payments of cash in exchange for Newport News Shares and, if applicable, in lieu of fractional Northrop Grumman Common Shares that are made to such stockholder with respect to Newport News Shares accepted pursuant to the Offer may be subject to backup withholding of 31% if the tendering stockholder fails to provide information on the Substitute Form W-9 or if otherwise required. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the tendering stockholder should check the box in Part 3 of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent must withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Newport News Shares or the last transferee appearing on the stock powers attached to, or endorsed on, the Newport News Shares. If the Newport News Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

   12. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Newport News Shares has been lost, destroyed or stolen, the stockholder should promptly notify Newport News's Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stock Share certificates have been followed.

   13. Revocation or Change of Election. An election is irrevocable, except that Newport News Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless previously accepted pursuant to the Offer, may also be withdrawn at any time after July 21, 2001. After an effective withdrawal you may change your election by submitting to the Exchange Agent a completed replacement of this document and any other documents required by the offer for properly tendering Newport News Shares prior to the Expiration Date.

   14. Election and Proration Procedures. To properly complete Box A you must indicate the number of Newport News Shares owned by you and whether, with respect to such shares, you are electing to receive cash, stock, or you are not making any election and your name and address must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and either
(i) the number of each Newport News Share certificate that you are surrendering with this document must be written in the column under the heading "Certificate Number" or (ii) if you are using the guarantee of delivery procedures, the number of shares represented by your stock certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by Certificate."

   If the elections by Newport News shareholders result in an oversubscription of either the cash consideration or the stock consideration, the procedure for proration set forth in the Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that your election will result in your receipt of your desired form of consideration. However, the form of consideration you receive should be closer to your desired choice than if you made no election.

   IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED NEWPORT NEWS SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR NEWPORT NEWS SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

   Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding, but those stockholders should nevertheless file Substitute Form W-9 to avoid possible erroneous backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   Backup withholding is not an additional tax. Rather the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


-------------------------------------------------------------------------------
                  PAYER'S NAME: Mellon Investor Services LLC
-------------------------------------------------------------------------------

                    Part 1--PLEASE PROVIDE YOUR
 SUBSTITUTE         TIN IN THE BOX AT RIGHT AND      ------------------------
                    CERTIFY BY SIGNING AND           Social Security Number
                    DATING BELOW                     (If awaiting TIN write
                                                          "Applied For")

 Form W-9


                                                               OR
 Department of the
 Treasury
 Internal
 Revenue                                             ------------------------
 Service                                              Employer Identification
                                                              Number
                                                      (If awaiting TIN write
                                                           "Applied For")

 Payer's Request  -----------------------------------------------------------
 for Taxpayer     Part 2--Certificate--Under penalties of perjury, I
 Identification   certify that:
 Number ("TIN")

                  (1) The number shown on this form is my correct Taxpayer
                      Identification Number (or I am waiting for a number to be issued for me), and
                  (2) I am not subject to backup withholding because: (a) I
                      am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                  (3) I am a U.S. person (including a U.S. resident alien).

                  Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).

                  -----------------------------------------------------------
                  SIGNATURE ____________________________________ DATE , 2001

                  Name (Please Print): _____________

                  Address: _________________________

                  City, State & Zip Code: __________
                  -----------------------------------------------------------
                  Part 3--Awaiting TIN [_]
-----------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED
      BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
  PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a properly certified Taxpayer Identification Number to the Exchange Agent within sixty (60) days if so requested.


---------------------------------------    --------------------------, 2001
               Signature                                 Date

 Name (Please Print): __________________

   Questions and requests for assistance or additional copies of the Prospectus, this Letter of Election and Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                             D. F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 758-5378

                      The Dealer Manager for the Offer is:

                              Salomon Smith Barney
                              388 Greenwich Street
                            New York, New York 10013